                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                         American Pacific Corporation
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                         AMERICAN PACIFIC CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held March 12, 2002

     Notice is hereby given that the Annual Meeting of the Stockholders of American Pacific Corporation (the "Company") will be held at the Las Vegas Country Club, Rotunda Room, located at 3000 Joe W. Brown Drive, Las Vegas, Nevada, on March 12, 2002, at 10:30 a.m. local time, for the following purposes:

     1. To elect two Class C Directors to hold office until the 2003 Annual Meeting of Stockholders and thereafter until their successors are duly elected and qualified; and

     2. To elect four Class B Directors to hold office until the 2005 Annual Meeting of Stockholders and thereafter until their successors are duly elected and qualified; and

     3. To transact such other business as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

     Reference is made to the accompanying Proxy Statement for more complete information concerning the foregoing matters. The Board of Directors has fixed the close of business on Friday, February 1, 2002, as the date as of which the stockholders who are entitled to notice of, and to vote at, said meeting and any adjournment(s) or postponement(s) thereof, are to be identified. Only persons who were stockholders of record as of the close of business on February 1, 2002 are entitled to notice of and to vote at the meeting and any adjournment(s) or postponement(s) thereof.

     All stockholders of the Company are cordially invited to attend the meeting in person. However, to assure that each stockholder's vote is counted at the meeting, stockholders are requested to mark, sign, date and return the enclosed proxy as promptly as possible in the envelope provided. Stockholders who attend the Annual Meeting may vote in person at the Annual Meeting even if they have previously returned a proxy. If you receive more than one proxy because your shares are registered in different names or at different addresses, please sign and return each such proxy so that all of your shares may be represented at the Annual Meeting.

                         By Order of the Board of Directors



                         David N. Keys, Secretary

February 4, 2002

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                       of
                          AMERICAN PACIFIC CORPORATION
                     3770 Howard Hughes Parkway, Suite 300
                            Las Vegas, Nevada 89109
                                 (702) 735-2200


     The enclosed proxy is solicited on behalf of the Board of Directors of American Pacific Corporation, a Delaware Corporation (the "Company"), for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, March 12, 2002, at 10:30 a.m., local time, or at any adjournment(s) or postponement(s) thereof. The Annual Meeting will be held at the Las Vegas Country Club, Rotunda Room, located at 3000 Joe W. Brown Drive, Las Vegas, Nevada. This Proxy Statement was first mailed to Stockholders of the Company on or about February 4, 2002, accompanied by the Company's Annual Report to Stockholders for the fiscal year ended September 30, 2001.

     At the Annual Meeting, the following matters will be considered and voted on:

     1. Election of two Class C Directors to hold office until the 2003 Annual Meeting of Stockholders and thereafter until their successors shall have been duly elected and qualified; and

     2. Election of four Class B Directors to hold office until the 2005 Annual Meeting of Stockholders and thereafter until their successors shall have been duly elected and qualified; and

     3. Such other business as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

The Board of Directors recommends that stockholders vote FOR election of the Directors proposed in Items No. 1 and 2 below. Officers and Directors of the Company, collectively owning, directly or indirectly, 1,059,697 shares, or approximately 13.9 percent, of the Company's $.10 par value common stock (the "Common Stock") as of February 1, 2002 (the "Record Date"), have indicated that they intend to vote in favor of election of the Directors proposed in Items No. 1 and 2. The Company's principal executive offices are located at 3770 Howard Hughes Parkway, Suite 300, Las Vegas, Nevada 89109, and its telephone number at that address is (702) 735-2200.

QUORUM AND VOTING RIGHTS


     Stockholders of record as of the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. On February 1, 2002, 7,055,000 shares of Common Stock were issued and outstanding. The holder of each share is entitled to cast one vote on all matters. The presence, in person or by proxy, of the holders of a majority of the outstanding Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

SOLICITATION OF PROXIES


     The solicitation of Proxies pursuant to this Proxy Statement will be made primarily by mail. In addition, officers, employees and other representatives of the Company and its subsidiary corporations, without compensation, may solicit proxies by telephone, telegraph, facsimile transmission, mail or personal interview. Arrangements will also be made with banks, brokerage firms and others to forward solicitation materials to the beneficial owners of shares held of record by them. The total cost of the solicitation process, including the reimbursement of the expenses of brokers and nominees, will be borne by the Company.

VOTING AND REVOCATION OF PROXIES; ADJOURNMENT


     Shares represented by valid proxies received by the Company will be voted in accordance with the specifications made therein by the stockholder. Any valid proxy that does not specify otherwise will (unless the proxy is validly revoked) be voted "for" the election of the Directors proposed in Items No. 1 and 2 and, in the discretion of the proxy holders, on such other matters as may properly come before the Annual Meeting. The election of Directors requires the affirmative vote of 80% of the shares of Common Stock present and voting at the Annual Meeting. According to the Certificate of Incorporation and Bylaws of the Company, in the event that nominees of a Class (or Classes) of Directors standing for election do not receive the affirmative vote of 80% of such shares present and voting, the incumbent Directors will remain in office until the next annual meeting, at which time such Class (or Classes) and the next Class (whose terms would expire in 2003) will stand for election. In accordance with the Certificate of Incorporation and Bylaws, two Class C Directors are standing for election at this time because they received more than 78% but less than 80% of the votes cast in last year's election.

     The Board of Directors does not know of any matters to be considered at the Annual Meeting other than the election of Class C Directors and Class B Directors. A stockholder may revoke any proxy given pursuant to this solicitation by attending the Annual Meeting and voting in person, or by delivering to the Secretary of the Company at the Company's principal executive offices identified above prior to the Annual Meeting a written notice of revocation or a duly executed proxy bearing a later date than that of the previous proxy. The mere presence of a stockholder at the Annual Meeting will not revoke a proxy previously given.

     In the event that sufficient votes in favor of election of the Directors proposed in Items No. 1 and 2 are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournments will require the affirmative vote of the holders of a majority of the Common Stock present in person or by proxy at the Annual Meeting, whether or not a quorum is present. The persons named as proxies will vote in favor of any such proposed adjournments.

     Votes cast by proxy or in person at the Annual Meeting will be counted by the person appointed by the Company to act as election inspector for the meeting. The election inspector will treat shares represented by proxies that "withhold authority to vote" as shares that are present and entitled to vote for purposes of determining the presence of a quorum and the election of Directors. Pursuant to Delaware law, shares voted by brokers as to discretionary matters only and shares abstaining will be counted as present for the purpose of determining whether a quorum is present.

PRINCIPAL HOLDERS OF VOTING SECURITIES


     The following table sets forth information as of the most recent practicable date as to those persons known to the Company to own beneficially five percent or more of the outstanding Common Stock of the Company.


   Title of Class            Name and Address                  Amount and Nature       % of Class
                           of Beneficial Owner           of Beneficial Ownership/(1)/  Outstanding
- ---------------------------------------------------------------------------------------------------

Common Stock       Public School Employees' Retirement            1,875,000/(2)/               21.0%
                   System of the Commonwealth of
                   Pennsylvania
                   Five North 5th Street
                   Harrisburg, PA  17101

Common Stock       Artisan Partners Limited Partnership           1,192,727/(3)/               16.9%
                   1000 North Water Street, #1770
                   Milwaukee, WI 53202

Common Stock       State Street Research & Management               768,990/(4)/               10.9%
                   Co.
                   One Financial Center
                   Boston, MA  00211-2690

Common Stock       Franklin Advisory Services, Inc.                 672,000/(5)/                9.5%
                   One Parker Plaza, 16/th/ Floor
                   Fort Lee, NJ  07024

Common Stock       Dimensional Fund Advisors, Inc.                  536,500/(6)/                7.6%
                   1099 Ocean Avenue
                   11th Floor
                   Santa Monica, CA  90401

Common Stock       Wachovia Bank, N.A.                              515,075/(7)/                7.3%
                   100 N. Main Street, MC-37121
                   Winston Salem, NC  27150

Common Stock       Fred D. Gibson, Jr.                              441,512/(8)/                6.2%
- ---------------------------------------------------------------------------------------------------

     (1) Except as otherwise indicated, each stockholder in the table exercises sole voting and investment power with respect to the Company's Common Stock indicated as beneficially owned by such stockholder.

     (2) This figure represents the number of shares that can be acquired upon the exercise of a warrant that was issued to the Public School Employees' Retirement System of the Commonwealth of Pennsylvania on February 21, 1992. The exercise price of the warrant is $14.00 per share. The warrant expires on December 31, 2003.

     (3) Information with respect to this stockholder was obtained from a Form 13F-HR filed with the Securities and Exchange Commission on November 14, 2001.

     (4) Information with respect to this stockholder was obtained from a Form 13F-HR filed with the Securities and Exchange Commission on November 15, 2001

     (5) Information with respect to this stockholder was obtained from a Form 13F-HR filed with the Securities and Exchange Commission on November 14, 2001.

     (6) Information with respect to this stockholder was obtained from a Form 13F-HR filed with the Securities and Exchange Commission on October 25, 2001.

     (7) Information with respect to this stockholder was obtained from a Form 13F-HR filed with the Securities and Exchange Commission on November 15, 2001.

     (8) Includes 36,750 shares of Common Stock subject to options granted to Mr. Gibson pursuant to the Company's stock option plans, which options are exercisable within 60 days after February 1, 2002.

ITEM NO. 1 - ELECTION OF CLASS C DIRECTORS


     On November 6, 2001, the Board of Directors nominated the following persons, all of whom are presently Directors, for re-election to serve in the class and for the term indicated below, and until their respective successors have been elected and qualify:

                                                            To Serve Until
                 Name             Class of Director        Annual Meeting in
                 ----             -----------------        -----------------
          Fred D. Gibson, Jr.             C                        2003
          Victor M. Rosenzweig            C                        2003

ITEM NO. 2 - ELECTION OF CLASS B DIRECTORS


     On November 6, 2001, the Board of Directors nominated the following persons, all of whom are presently Directors, for re-election to serve in the class and for the term indicated below, and until their respective successors have been elected and qualify:

                                                  To Serve Until
             Name           Class of Director    Annual Meeting in
             ----           -----------------    -----------------
          Jan H. Loeb               B                    2005
          Norval F. Pohl            B                    2005
          C. Keith Rooker           B                    2005
          Jane L. Williams          B                    2005

     The Company's Certificate of Incorporation provides that the Company's Board of Directors shall be comprised of not less than three nor more than twelve Directors and shall be divided into three classes. Such classes are to be as nearly equal in number as possible and the number of Directors comprising the whole Board and comprising each class is to be determined by the Board of Directors. The Company's Board of Directors presently consists of three Class A Directors, four Class B Directors, and three Class C Directors. Except as specified above under "Voting and Revocation of Proxies" one Class of Directors is elected annually and Directors in a Class are elected for a term of office of three years and until a successor is duly elected and qualifies.

     The Board of Directors recommends that the stockholders vote "for" each and all of the above-named nominees. It is intended that the persons named in the accompanying proxy will vote for the election of those persons, unless the stockholder giving the proxy withholds authority to vote for one or more of them. The Board of Directors believes that each of the nominees will be available and able to serve as a Director, but if for any reason any of them is not, the persons named as proxy may exercise discretionary authority to vote for a substitute nominee (or substitute nominees) proposed by the Board of Directors. However, the Board of Directors does not intend to make any such substitution. Proxies cannot be voted for a number of persons greater than the number of Class C and Class B nominees named herein.

     Information concerning the Directors of the Company, including the nominees, is set forth below. The table below indicates the number of shares of Common Stock beneficially owned by each Director, or that such Director has the right to vote or the right to acquire within 60 days after February 1, 2002, and by all of the Directors and executive officers of the Company as a group, as of February 1, 2002.

- -----------------------------------------------------------------------------------------------------------------------
                                                                              Stock Ownership Amount and
                                        Director                                 Nature of Beneficial        Percent of
           Name                Age        Since         Title of Class              Ownership/(1)/              Class
- -----------------------------------------------------------------------------------------------------------------------
NOMINEES FOR ELECTION
- ------------------------------------------------------------------------------------------------------------------------
Class C Directors (term of office expired in 2001)
Fred D. Gibson, Jr.             74         1982          Common Stock                441,512/(2)/                    6.2%
Victor M. Rosenzweig            63         1988          Common Stock                 17,900/(3)/                    /(8)/

Class B Directors (term of office expires in 2002)
Jan H. Loeb                     43         1997          Common Stock                 21,500/(4)/                    /(8)/

Norval F. Pohl                  58         1986          Common Stock                 19,000/(3)/                    /(8)/

C. Keith Rooker                 64         1988          Common Stock                 31,511/(3)/                    /(8)/

Jane L. Williams                63         1993          Common Stock                 16,500/(3)/                    /(8)/
- ------------------------------------------------------------------------------------------------------------------------
CONTINUING MEMBERS OF THE BOARD
- ------------------------------------------------------------------------------------------------------------------------
Class C Directors (term of office expires in 2003)
Berlyn D. Miller                63         1993          Common Stock                 20,655/(3)/                    /(8)/

Class A Directors (term of office expires in 2004)
John R. Gibson                  64         1988          Common Stock                247,880/(5)/                    3.4%
David N. Keys                   45         1997          Common Stock                165,666/(6)/                    2.3%
Dean M. Willard                 55         1997          Common Stock                 31,500/(4)(7)/                 /(8)/
- ------------------------------------------------------------------------------------------------------------------------
All Directors and executive officers
as a group (12 persons)                                  Common Stock              1,059,697/(9)/                   13.9%
- ------------------------------------------------------------------------------------------------------------------------

     (1) Each Director and executive officer exercises sole voting and investment power with respect to the Common Stock indicated as beneficially owned by him.

     (2) Includes, with respect to Mr. Fred D. Gibson, Jr., 36,750 shares of Common Stock subject to options, which options are exercisable within 60 days after February 1, 2002.

     (3) Includes, with respect to each such Director, 16,500 shares of Common Stock subject to options, which options are exercisable within 60 days after February 1, 2002.

     (4) Includes, with respect to each such Director, 21,500 shares of Common Stock subject to options, which options are exercisable within 60 days after February 1, 2002.

     (5) Includes, with respect to Mr. John R. Gibson, 190,000 shares subject to options, which options are exercisable within 60 days after February 1, 2002.

     (6) Includes, with respect to Mr. Keys, 156,500 shares of Common Stock subject to options, which options are exercisable within 60 days after February 1, 2002.

     (7) Mr. Willard disclaims beneficial ownership of 4,000 shares of Common Stock that he holds for the benefit of family members except to the extent of his pecuniary interest therein.

     (8)  Less than 1%.

     (9) Includes, with respect to all Directors and executive officers as a group, an aggregate of 543,500 shares of Common Stock subject to options, which options are exercisable by such persons within 60 days after February 1, 2002.

THE DIRECTORS

     Fred D. Gibson, Jr. has been a Director of the Company since 1982. Mr. Gibson served as Chief Executive Officer, Chairman of the Board and President of the Company and Chairman and Chief Executive Officer of each of the Company's subsidiaries, from 1985 to July 1997, and Chairman of the Board until March 1998. Mr. Gibson also served as Chairman, President and Chief Executive Officer of Pacific Engineering & Production Co. of Nevada, predecessor company to American Pacific Corporation, from April 1966 until May 1988. Mr. Gibson has been a Director of Nevada Power Company (now Sierra Pacific Resources) and Cashman Equipment Company for more than five years. Mr. Gibson currently is a private consultant and serves as a consultant to the Company on an "as requested" basis. Mr. Gibson is the brother of John R. Gibson.

     John R. Gibson has been a Director of the Company since 1988, became Chief Executive Officer and President of the Company in July 1997 and was appointed Chairman of the Board in March 1998. Mr. Gibson has also served as the Chief Executive Officer and President of each of the Company's subsidiary corporations since July 1997. Mr. Gibson was the Company's Vice President-Engineering & Operations from March 1992 to July 1997 and has been the President of American Azide Corporation, a wholly-owned subsidiary of the Company, since 1993. Prior to that time, Mr. Gibson was the Director of Modernization of USS-POSCO Industries, a finishing mill for flat rolled steel products, a position Mr. Gibson held for more than five years. Mr. Gibson is the brother of Fred D. Gibson, Jr.

     David N. Keys was elected a Director of the Company in July 1997. Mr. Keys is the Company's Executive Vice President, Chief Financial Officer, Secretary and Treasurer and has been employed by the Company since 1989. Prior to that time, Mr. Keys, a CPA, CMA and CFM, was with Deloitte, Haskins & Sells (now Deloitte & Touche LLP) for more than five years. Mr. Keys was a Director of Amfed Financial, Inc., a financial institution (now Wells Fargo Nevada), from 1993 through 2000. In 1999, Mr. Keys was appointed to the West Coast Advisory Board of Directors of Factory Mutual Insurance Company (FM Global).

     Jan H. Loeb was elected a Director of the Company in January 1997. Mr. Loeb is a Managing Director of Jefferies & Company, Inc., a Los Angeles based investment firm. From 1994 to 2001 Mr. Loeb was a Managing Director of Dresdner Kleinwort Wasserstein, Inc. (formerly known as Wasserstein Perella & Co., Inc.) ("Wasserstein"), a New York-based investment banking firm. Mr. Loeb was employed by Legg Mason Wood Walker, Inc. from 1991 to 1994, and operated his own firm, Loeb Financial Services, from 1988 to 1991. In 1998 and 2000, the Company engaged Wasserstein, to perform certain financial advisory services.

     Berlyn D. Miller was elected a Director of the Company in November 1993. Mr. Miller was also a Director of Western Electrochemical Company, the Company's former principal operating subsidiary, from 1989 until 1995. Mr. Miller was the Chairman, President and Chief Executive Officer of ACME Electric of Las Vegas, Nevada, a construction contractor, until 1997, a position he held for more than five years. Mr. Miller is currently President of Berlyn Miller & Associates, a Government relations and business consulting firm. He is also Vice President of N.F.K. International.

     Norval F. Pohl has been a Director of the Company since 1986. Dr. Pohl was also a Director of Western Electrochemical Company from 1989 until 1995. In October 2000, Dr. Pohl was appointed President of the University of North Texas, where he served as Provost and Executive Vice President from January 1999 through October 2000. He was the Vice President of Finance and Administration of the University of Nevada Las Vegas from 1994 to 1998, and also served as the Dean of the College of Business and Economics from 1986 to 1998. Dr. Pohl is also a Director of the Flagstaff Institute, in Flagstaff, Arizona.

     C. Keith Rooker has been a Director of the Company since 1988. Mr. Rooker was the Executive Vice President of the Company from 1988 to July 1997, and was also a Vice President of the Company from 1985 to 1988 and the Company's Secretary and General Counsel from 1985 to July 1997. Mr. Rooker is a Partner in the Las Vegas, Nevada and Salt Lake City, Utah law firm of Rooker Gibson & Later. The Company has retained this law firm in the past and during the current fiscal year.

     Victor M. Rosenzweig has been a Director of the Company since 1988. Mr. Rosenzweig has been a Partner in the New York, New York law firm of Olshan Grundman Frome Rosenzweig & Wolosky LLP for more than five years. The Company has retained this law firm in the past and during the current fiscal year.

     Dean M. Willard was elected a Director of the Company in January 1997. Mr. Willard is an executive, business owner and investor. He is Chairman and Chief Executive Officer of Permatex, Inc. and its parent company PBT Brands, Inc. Permatex is a leading supplier of functional chemicals to the automotive aftermarket. Mr. Willard is also Chairman and Chief Executive Officer of Automotive Performance Group.

     Jane L. Williams was elected a Director of the Company in November 1993. Ms. Williams was also a Director of Western Electrochemical Company from 1989 until 1995. Ms. Williams is the President, Chairman and Chief Executive Officer of TechTrans International of Houston, Texas, a provider of technical language support services, a position she has held since 1993. Before founding TechTrans International, Ms. Williams was a consultant to businesses in the aerospace industry for more than five years.

STANDING COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company has established several standing committees, namely, the Executive Committee, the Audit Committee, the Management and Compensation Committee, the Stock Option Committee, the Pension Plan Committee, the Environmental Oversight Committee, the Nominating Committee and the Strategic Planning Committee. The membership and functions of these committees are described below.

     Executive Committee. The Executive Committee consists of John R. Gibson, Chairman, Fred D. Gibson, Jr., David N. Keys, Berlyn D. Miller, and Norval F. Pohl. The Executive Committee is authorized to exercise the power and authority of the Board of Directors with respect to the business of the Company to the extent permitted by the General Corporation Law of the State of Delaware. The Executive Committee operates on a standby basis when it is impractical for the Board of Directors to meet or to act by consent in the absence of a meeting.
The Executive Committee held one meeting during the Company's fiscal year ended September 30, 2001.

     Audit Committee. The Audit Committee consists of Norval F. Pohl, Chairman, Jan H. Loeb, Berlyn D. Miller, Victor M. Rosenzweig, Dean M. Willard and Jane L. Williams. David N. Keys acts as an ex officio member. See below for the Report of the Audit Committee for the fiscal year ended September 30, 2001. The Audit Committee held five meetings during the Company's fiscal year ended September 30, 2001.

     Management and Compensation Committee. The Management and Compensation Committee consists of Berlyn D. Miller, Chairman, Fred D. Gibson, Jr., Norval F. Pohl, C. Keith Rooker, Dean M. Willard and Jane L. Williams. John R. Gibson acts as an ex officio member. See below for the Report of the Management and Compensation Committee for the fiscal year ended September 30, 2001. The Management and Compensation Committee held one meeting during the Company's fiscal year ended September 30, 2001.

     Environmental Oversight Committee. The Environmental Oversight Committee consists of C. Keith Rooker, Chairman, Jan H. Loeb, Norval F. Pohl, Victor M. Rosenzweig and Jane L. Williams. The Environmental Oversight Committee oversees the Company's compliance with applicable environmental standards, statutes and regulations. The Environmental Oversight Committee held two meetings during the Company's fiscal year ended September 30, 2001.

     Nominating Committee. The Nominating Committee consists of Jane L. Williams, Chairman, Fred D. Gibson, Jr., Berlyn D. Miller, C. Keith Rooker and Victor M. Rosenzweig. The function of the Nominating Committee is to identify and propose candidates to serve as Directors of the Company. Proposed nominees for membership on the Board of Directors submitted in writing by stockholders to the Secretary of the Company will be brought to the attention of the Nominating Committee. The Nominating Committee held one meeting during the Company's fiscal year ended September 30, 2001.

     Pension Plan Committee. The Pension Plan Committee consists of Dean M. Willard, Chairman, Fred D. Gibson, Jr., John R. Gibson, David N. Keys and Jan H. Loeb. The Pension Plan Committee administers the Company's defined benefit pension and employee stock ownership plans and oversees the performance of the managers of pension plan assets. The Pension Plan Committee held one meeting during the Company's fiscal year ended September 30, 2001.

     Stock Option Committee. The Stock Option Committee, consists of Berlyn D. Miller, Chairman, Norval F. Pohl, Dean M. Willard, and Jane L. Williams. The Stock Option Committee oversees the Company's stock option plans. The Stock Option Committee held two meetings during the Company's fiscal year ended September 30, 2001.

     Strategic Planning Committee. The Strategic Planning Committee consists of Victor M. Rosenzweig, Chairman, Fred D. Gibson, Jr., John R. Gibson, David N. Keys, Jan H. Loeb, Berlyn D. Miller, C. Keith Rooker, Dean M. Willard and Jane
L. Williams. The Strategic Planning Committee oversees the Company's overall strategic direction and the Company's business plans. The Strategic Planning Committee held six meetings during the Company's fiscal year ended September 30, 2001.

     A total of eight regularly scheduled and special meetings of the Company's Board of Directors was held during the Company's fiscal year ended September 30, 2001. Each Director attended at least 75 percent of the total of such meetings and of the meetings of all committees of the Board of Directors on which such Director served that were held during the period of time he or she was a Director.

MANAGEMENT

Executive Officers

     The persons who were serving as executive officers of the Company as of September 30, 2001 are John R. Gibson, David N. Keys, James J. Peveler and Linda
G. Ferguson. All officers are elected annually by the Board of Directors and serve until their respective successors have been duly elected and qualified. Mr. Gibson and Mr. Keys serve under employment agreements discussed below.

     For certain information concerning John R. Gibson and David N. Keys, see "The Directors," above.

     James J. Peveler, age 65, is the Company's Vice President and General Manager-Utah Operations. From 1989 to July 1997, Mr. Peveler was the President of Western Electrochemical Company. Mr. Peveler is the beneficial owner of 24,023 shares (less than 1%) of the Company's Common Stock (including 19,500 shares subject to options that are exercisable within 60 days after February 1,
2002), with respect to all of which shares he exercises sole investment and voting power.

     Linda G. Ferguson, age 60, is the Company's Vice President-Administration, and Assistant Secretary. Ms. Ferguson is the sister of Mr. John R. Gibson and Mr. Fred D. Gibson, Jr. Ms. Ferguson is the beneficial owner of 22,050 shares (less than 1%) of the Company's Common Stock (including 15,250 shares subject to options that are exercisable within 60 days after February 1, 2002), with respect to all of which shares she exercises sole investment and voting power.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

     The following table provides certain summary information concerning the compensation paid or accrued by the Company and its subsidiaries to or on behalf of the Company's Chief Executive Officer and its four most highly compensated executive officers other than the Chief Executive Officer (the "Named Executive Officers").

- --------------------------------------------------------------------------------

                                                                                           Long-Term
                                                                                          Compensation
                                                   Annual Compensation/(1)/                  Awards
                                          ---------------------------------------------------------------------------

Name and                            Fiscal                            Other Annual     Securities Underlying
Principal Position                   Year   Salary ($)  Bonus ($)   Compensation ($)        Options (#)
- ------------------                   ----   ----------  ---------   ----------------        -----------
John R. Gibson/(2)/                  2001     325,067      ---             ---                50,000
Chairman of the Board, Chief         2000     308,400      ---             ---                   ---
Executive Officer and President      1999     286,067      ---             ---                45,000

David N. Keys                        2001     270,067      ---             ---                45,000
Executive Vice President, Chief      2000     258,400      ---             ---                   ---
Financial Officer, Secretary and     1999     236,067      ---             ---                34,000
Treasurer

James J. Peveler                     2001     197,361      ---             ---                 5,000
Vice President and General           2000     189,968      ---             ---                   ---
Manager - Utah Operations            1999     181,199      ---             ---                 5,000

Linda G. Ferguson                    2001     114,000      ---             ---                 5,000
Vice President - Administration,     2000     109,600      ---             ---                   ---
Assistant Secretary                  1999     104,717      ---             ---                 5,000

- ---------------------------------------------------------------------------------------------------------------------

    /(1)/ The Company provides automobiles for certain of its executive officers. After reasonable inquiry, the Company has concluded that the aggregate amount of such compensation for any Named Executive Officer does not exceed the lesser of either $50,000 or 10 percent of the total of annual salary and bonus reported for the Named Executive Officers.

    /(2)/ The cash compensation reported for Mr. John R. Gibson does not include compensation paid to Mr. Gibson's sister, Ms. Ferguson or to Mr. Gibson's son, Jeff Gibson, who is employed in an operating division of the Company.

Employment Agreements

     Mr. John R. Gibson and Mr. Keys are employed under employment agreements entered into in May 1999 and December 1994, respectively, providing for the compensation disclosed above, as well as any future compensation increases. Each agreement provides for a term of three years, extending automatically, in the absence of notice to the contrary, from year to year up to age 70 for Mr. Gibson and age 65 for Mr. Keys. Each agreement is terminable prior to the expiration of its term upon the death or disability of the executive or, at the Company's election, for "cause" (as defined in the agreement) or due to a material breach by the executive of his obligations under the agreement. In the event of certain Corporate Capital Transactions (as defined in the agreements) or termination without cause, Mr. Gibson and Mr. Keys are each entitled to receive all compensation that would have been payable through the expiration dates of the agreements.

Stock Options

     The following tables provide information with respect to the Named Executive Officers, concerning options granted and exercised during the Company's fiscal year ended September 30, 2001, and unexercised options held as of September 30, 2001. During the fiscal year ended September 30, 2001, 206,000 shares of Common Stock were issued to Directors and Employees of the Company under the Company's 2001 Stock Option Plan.

                       OPTION GRANTS IN LAST FISCAL YEAR
                       ---------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Potential Realizable Value
                                                                                                           at Assumed Annual Rates
                                                                                                         of Stock Price Appreciation
                                                              Individual Grants                                 for Option term
                                   -------------------------------------------------------------------------------------------------
Name and                                 Number of       % of Total
Principal Position                       Securities       Options
                                         Underlying      Granted to         Exercise or
                                          Options       Employees in        Base Price     Expiration
                                         Granted (#)     Fiscal Year          ($/Sh)          Date          5% ($)       10% ($)
- ------------------------------------------------------------------------------------------------------------------------------------
John R. Gibson                            50,000             24.2%             4.87          4/24/11        153,136      388,076
Chairman of the Board, Chief
Executive Officer and President

David N. Keys                             45,000             21.8%             4.87          4/24/11        137,822      349,269
Executive Vice President, Chief
Financial Officer, Secretary and
Treasurer

James J. Peveler                           5,000              1.2%             4.87          4/24/11         15,314       38,808
Vice President and General Manager
- - Utah Operations

Linda G. Ferguson                          5,000              1.2%             4.87          4/24/11         15,314       38,808
Vice President - Administration
- ------------------------------------------------------------------------------------------------------------------------------------

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES
                       ---------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
                                                                  Number of Unexercised Options          Value of Unexercised
                                                                            at Fiscal               In-the-Money Options at Fiscal
                                                                             Year-End                         Year-End(1)
                                                                               (#)                                ($)
                                                              ---------------------------------------------------------------------
Name                   Shares Acquired on    Value Realized
                          Exercise (#)             ($)             Exercisable / Unexercisable        Exercisable / Unexercisable
- -----------------------------------------------------------------------------------------------------------------------------------
John R. Gibson                ---                  ---                  210,000  /  25,000                  84,750  /  55,750
David N. Keys                 ---                  ---                  176,500  /  22,500                  79,175  /  50,175
James J. Peveler              ---                  ---                   26,500  /  2,500                   16,538  /  5,575
Linda G. Ferguson             ---                  ---                   19,000  /  2,500                   11,663  /  5,575
- -----------------------------------------------------------------------------------------------------------------------------------

     (1) On September 30, 2001, the closing price of the Company's Common Stock on the Nasdaq Stock Market(R) was $7.10 per share.

Retirement Benefits

     Under the Company's defined benefit pension plan, eligible employees, including employees who are Directors and executive officers, are entitled to receive a pension benefit based upon their years of service and their "average compensation." The term "average compensation" is defined to be the average of the employee's earnings for the sixty consecutive months of employment during which the employee's compensation was the highest, subject to applicable limitations provided by law. Prior to January 1, 1994, the applicable limitation on compensation was $200,000, adjusted for inflation. During the calendar year 1993, the $200,000 figure, adjusted for inflation, amounted to $235,840. Tax legislation that became effective on January 1, 1994, reduced this figure to $150,000, subject to adjustment for inflation in future years. The 2001 limitation on compensation was $170,000. The annual retirement benefit provided under the plan is two percent of each employee's "average compensation," plus 0.65 percent of each employee's "average compensation" in excess of the applicable covered compensation, for each year of service, up to
20. The covered compensation is derived from the 1988 social security tables and depends upon each individual's year of birth. The maximum benefit under the defined benefit pension plan is limited to the lesser of 100 percent of average compensation or the sum of $90,000, as adjusted for inflation. The $90,000 limitation, adjusted for inflation, amounted to $140,000 for the calendar year 2001. Employees become vested in their pension benefits as they complete years of service in the employ of the Company or its subsidiary corporations, and are fully vested after seven years of service with the Company and its subsidiary corporations.

     The following table presents the noncontributory annual benefits payable for life under the Company's pension plan to employees, assuming normal retirement at age 65 during the Company's current fiscal year under a single life annuity. The amounts shown below represent the application of the pension plan formula to the amounts of compensation and years of service shown. The amounts shown below do not include social security benefits upon retirement.
Nor does the Company's pension plan give credit for years of service in excess of 20. Benefits payable under the pension plan must be in compliance with the applicable guidelines or maximums prescribed in the Employee Retirement Income Security Act of 1974, as currently stated or as adjusted from time to time. The amounts shown below do not anticipate future changes in salary levels or inflation. All benefits shown are for an employee born in 1935 (age 65 in 2001). Benefits for employees born later may be lower.

PENSION PLAN TABLE
- ------------------

- -------------------------------------------------------------------------------------------------------------------
                                                                   Years of Service
                                  ---------------------------------------------------------------------------------
       Average Compensation                             15                         20                         25
- ----------------------------------                    -------                    -------                    -------
             $ 125,000                                $46,821                    $62,428                    $62,428
               150,000                                 56,759                     75,678                     75,678
               175,000                                 62,324                     83,098                     83,098
               200,000                                 62,324                     83,098                     83,098
- -------------------------------------------------------------------------------------------------------------------

     The credited years of service under the pension plan as of September 30, 2001 for each of the Company's Named Executive Officers is as follows: John R. Gibson, 10 years; David N. Keys, 12 years; James J. Peveler, 19 years; and Linda
G. Ferguson, 16 years.

     John R. Gibson and David N. Keys also participate in the American Pacific Corporation Supplemental Executive Retirement Plan (the "SERP"). The SERP provides total annual retirement benefits, including annual retirement benefits provided under the Company's defined benefit pension plan, equal to 60 percent of average compensation. The SERP defines average compensation as the average of the employee's earnings for the three consecutive years of employment during which the employee's compensation was the highest. Vesting in the SERP occurs over a 10-year period subject to meeting certain age plus years of service requirements.

     Assuming ten years of service and meeting the age plus years of service requirements, annual benefits payable in the form of a single life annuity under the SERP at the age of 65 are approximately $127,000 to John R. Gibson and $88,000 to David N. Keys. These annual SERP benefits are in addition to the maximum annual benefits payable after 20 years of service reflected in the above Pension Plan table and do not anticipate future changes in salary levels or inflation. At September 30, 2001, Mr. Gibson and Mr. Keys were both 100 percent vested in the above annual SERP benefits.

REPORT OF THE MANAGEMENT AND COMPENSATION COMMITTEE


Executive Compensation Principles

     The Company's executive compensation program is based upon guiding principles designed to align executive compensation with the values, objectives, and business and financial performance of the Company, and to motivate the Company's officers and key employees to achieve the Company's goals of providing the Company's stockholders with a competitive return on their investments, while at the same time providing the Company's customers with quality products.
Toward that end, the executive compensation program is designed to achieve the following objectives:

     . Attract and retain highly qualified individuals who are capable of making significant contributions to the long-term success of the Company.

     . Promote a performance-oriented environment that encourages Company and individual achievement.

     . Reward executive officers for long-term strategic management and the enhancement of stockholder value.

     . Provide levels of total compensation that are competitive with those provided by other companies with which the Company may compete for executive talent.

Executive Compensation Program

     The Company's executive compensation program consists of both cash and equity-based compensation. The Management and Compensation Committee of the Board of Directors is responsible for establishing and administering the policies that govern both cash and equity-based compensation. The Management and Compensation Committee is responsible for reviewing the executive compensation program on at least an annual basis to ensure conformance to the Company's executive compensation principles. Annual base salary increases reflect an individual's performance and contribution to the Company over several years.

     Cash Compensation. The base salaries of the Company's Chief Executive Officer and other executive officers as a group were established by the Management and Compensation Committee after considering rates of compensation then being paid by the Company, as well as salary trends and overall performance. Salary levels were also influenced by the Company's continuing focus on cost containment. Consequently, cash compensation paid to executive officers during the September 30, 2001 fiscal year was influenced more by these factors than by compensation levels for comparable positions in the industry. The Company does not currently have an annual bonus plan. Except as provided in the Company's 2001 and 1997 Stock Option Plans, the Company has not established a policy with regard to Section 162(m) of the Internal Revenue Code of 1986, as amended, because the Company has not paid, and does not currently anticipate paying, compensation in excess of $1 million per annum to any employee.

     Equity-Based Compensation. The Company's stock option plans are designed to advance the long-term interests of the Company by aligning the long-term interests of the Company's executive officers with those of the Company's stockholders by providing executive officers with an opportunity to build a meaningful equity position in the Company. The Board of Directors or a committee thereof has in the past made grants of stock options to its executive officers. The Management and Compensation Committee may recommend additional grants of stock options in the future. In April 2001, options to purchase Common Stock, each at an exercise price of $4.87 per share, were granted by the Board of Directors with respect to 50,000 shares to John R. Gibson, 45,000 shares to David N. Keys, and 5,000 shares to each of Linda G. Feruguson and James J. Peveler. No outstanding stock options were re-priced or modified during the Company's fiscal year ended September 30, 2001.

                            MANAGEMENT AND COMPENSATION COMMITTEE

                            Berlyn D. Miller, Chairman

                            Fred D. Gibson, Jr.
                            Norval F. Pohl
                            C. Keith Rooker
                            Dean M. Willard
                            Jane L. Williams

Compensation Of Directors

     Directors of the Company (other than Messrs. John R. Gibson, Keys and Rosenzweig) are compensated at the rate of $2,000 per quarter, plus $700 per meeting of the Company's Board of Directors attended, and $500 per committee meeting attended, and are reimbursed for expenses incurred in attending Directors' meetings. Committee chairmen receive an additional $200 per committee meeting attended and all non-employee members of the Executive Committee receive an additional $250 per month. Mr. Rosenzweig bills the Company at his customary rates for time spent on behalf of the Company (whether as a Director or in the performance of legal services for the Company) and is reimbursed for expenses incurred in attending Directors' meetings.

Compensation Committee Interlocks and Insider Participation

     The Directors who served on the Management and Compensation Committee of the Company during the fiscal year ended September 30, 2001 were John R. Gibson, the Company's Chairman of the Board, Chief Executive Officer and President (solely as an ex officio member), Fred D. Gibson, Jr., C. Keith Rooker, Thomas
A. Turner, Norval F. Pohl, Berlyn D. Miller, Jane L. Williams and Dean M. Willard. (Mr. Fred D. Gibson, Jr. and Mr. C. Keith Rooker are former officers of the Company.)

Indebtedness of Directors and Executive Officers

     On September 28, 1994, Mr. C. Keith Rooker, then the Company's Executive Vice President, borrowed the sum of $96,875 from the Company. Mr. Rooker used the amount borrowed to pay the exercise price of 25,000 options previously granted to him pursuant to the Company's 1988 Incentive Stock Option Plan. Mr. Rooker's loan is evidenced by an unsecured promissory note that bears interest at the prime rate and is payable under a schedule set forth in a settlement and severance agreement with Mr. Rooker. As of December 31, 2001, the balance owing by Mr. Rooker under the promissory note, including accrued interest, was $11,614.

     In 1994, the Company loaned an aggregate of $552,592 to Fred D. Gibson, Jr., then the Company's Chairman, President and Chief Executive Officer. Mr. Gibson's loan is evidenced by an unsecured promissory note that bears interest at the prime rate and is payable on demand. As of December 31, 2001, the balance owing by Mr. Gibson under the promissory note, including accrued interest, was $195,643.

     On June 16, 1993, James J. Peveler borrowed the sum of $100,000 from the Company. On September 27, 1993, Mr. Peveler borrowed an additional $40,000. Mr. Peveler's loans are evidenced by his unsecured promissory notes payable to the Company, which bear interest at the prime rate and are payable upon demand. As of December 31, 2001, the total balance owing by Mr. Peveler in respect of the two loans, including accrued interest, was $218,224.

Transactions with Management and Others

     The Company is the General Partner of Gibson Business Park Associates 1986-1, a Nevada limited partnership (the "Limited Partnership"). The Company owns a 70 percent interest in the capital and profits of the Limited Partnership. The remaining 30 percent is owned as follows: 10 percent by Fred D. Gibson, Jr., 10 percent by C. Keith Rooker, five percent by the estate of the late Audrey B. Gibson (the wife of deceased former officer and Director of the Company James I. Gibson and sister-in-law to Fred D. Gibson, Jr. and John R. Gibson), two percent by James B. Gibson (a nephew of Fred D. Gibson, Jr. and John R. Gibson and former Associate General Counsel of the Company), two percent by Thomas A. Turner, and one percent by Thomas L. War (a former officer and Director of the Company).

     On July 31, 1990, the Company entered into a lease agreement with 3770 Hughes Parkway Associates Limited Partnership, a Nevada limited partnership ("Hughes Parkway"), pursuant to which the Company leased the third floor of a three-story building owned by Hughes Parkway. The Company presently utilizes the third floor of this building as office facilities. Hughes Parkway is a limited partnership of which Howard Hughes Properties, a Delaware limited partnership, is the general partner, and of which the Limited Partnership is the sole limited partner, owning a 33 percent interest in Hughes Parkway. Hughes Parkway financed the cost of construction of the building through contributions from its partners and borrowing from an unrelated lender.

     The Limited Partnership purchased its interest in Hughes Parkway in July 1990, by paying the sum of $1,040,490 in cash. The Company contributed 70 percent of this amount and, accordingly, acquired a 70 percent interest in the Limited Partnership. The remaining 30 percent was contributed by the aforenamed limited partners in the Limited Partnership. The Limited Partnership and the limited partners are individually liable with respect to a portion of the borrowing from the unrelated lender. The partnership agreement for Hughes Parkway provides that if the lease agreement between the Company and Hughes Parkway should be terminated due to a default by the Company, Howard Hughes Properties can purchase the interest of the Limited Partnership in Hughes Parkway at a discount of as much as 25 percent. The Company has agreed to indemnify the Limited Partnership on account of any financial loss it may suffer as a result of this provision. The lease agreement and participation in the Hughes Parkway transaction were approved by the members of the Board of Directors who are not limited partners in the Limited Partnership or related parties.

PERFORMANCE GRAPH

     The following graph shows a five-year comparison of cumulative total returns for the Company's Common Stock, the Wilshire 5000 Index, the S & P Chemicals Index and the S & P Specialty Chemicals Index.

                       [PERFORMANCE GRAPH APPEARS HERE]

                      FIVE YEAR CUMULATIVE TOTAL RETURNS

                                     9/96    9/97     9/98     9/99     9/00    9/01
     Company Common Stock           $ 100  $114.15  $120.75  $118.87  $ 93.40  $107.17
     Wilshire 5000                  $ 100  $138.21  $142.75  $181.22  $213.03  $151.35
     S & P Chemicals                $ 100  $130.67  $117.33  $138.04  $103.12  $112.71
     S & P Chemicals (Specialty)    $ 100  $112.97  $ 88.84  $107.59  $ 84.36  $ 89.01

             Total returns assume dividends reinvested on ex-date
                        Fiscal year ending September 30

INDEPENDENT AUDITORS

     The firm of Deloitte & Touche LLP served as the Company's independent auditors for the fiscal year ended September 30, 2001, and has been reappointed to serve as the Company's independent auditors for the fiscal year ending September 30, 2002. See below for the Audit Committee Report for the fiscal year ended September 30, 2001. A representative of Deloitte & Touche LLP is expected to attend the Annual Meeting and to have the opportunity to make a statement if he so desires, and will be available to respond to appropriate questions from stockholders.

Fees Paid to Deloitte & Touche LLP

     The following table shows the fees paid or accrued by the Company for the audit and other services provided by Deloitte & Touche LLP for fiscal year 2001:

     Audit Fees                                                $128,000
     Financial Information System Design and Implementation         ---
     Other                                                       58,000
                                                               --------
            Total                                              $186,000
                                                               --------

The Audit Committee has considered whether the provision of the non-audit services listed as "Other" in the table is compatible with maintaining the independence of Deloitte & Touche LLP.

REPORT OF THE AUDIT COMMITTEE

     In accordance with its written charter adopted by the Board of Directors (the "Board"), the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. All of the members of the Audit Committee are independent (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' Listing standards). During fiscal 2001, the Committee met five times.

     In discharging its responsibility for oversight of the audit process, the Audit Committee obtained from the independent auditors, Deloitte & Touche LLP, a formal written statement describing any relationships between the auditors and the Company that might bear on the auditors' independence consistent with the Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Committee also discussed with the auditors any relationships that might impact the auditors' objectivity and independence and satisfied itself as to the auditors' independence.

     The Committee discussed and reviewed with the independent auditors the communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees", and discussed and reviewed the results of the independent auditors' examination of the financial statements for the year ended September 30, 2001.

     The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended September 30, 2001, with management and the independent auditors. Management has the responsibility for preparation of the Company's financial statements and the independent auditors have the responsibility for examination of those statements.

     Based upon the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2001, for filing with the Securities and Exchange Commission.

                            AUDIT COMMITTEE
                            Norval F. Pohl, Chairman

                            Jan H. Loeb
                            Berlyn D. Miller
                            Victor M. Rosenzweig
                            Dean M. Willard
                            Jane L. Williams

STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     In accordance with Securities and Exchange Commission Rule 14(a)(8), if a stockholder wishes to have a proposal considered for inclusion in the Company's 2003 Annual Meeting of Stockholders and accompanying proxy solicitation materials, the proposal must be stated in writing and must be filed with the Secretary of the Corporation on or before October 7, 2002. The Board of Directors will review any proposal that is received by that date and will determine whether it should be included in the Company's 2003 Annual Meeting of Stockholders and proxy solicitation materials.

     The Company has adopted Bylaws establishing procedures for stockholder proposals (other than those made pursuant to Rule 14(a)(8)) and for the nomination of Directors by stockholders, which, in the case of an annual stockholders' meeting, require, among other things, notice by a stockholder to the Company not less than 70 days nor more than 90 days prior to the first anniversary of the prior year's annual meeting (for the 2003 annual meeting, not later than January 2, 2003 nor earlier than December 13, 2002).

     On May 21, 1998 the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the Company's proxy statement. The amendment provides that if the Company does not receive notice of the proposal at least 45 days prior to the first anniversary date of the date of mailing of the prior year's proxy statement (or date specified in advance notice provisions), then the Company will be permitted to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. In accordance with the notice provisions described above, the Company will be permitted to use its discretionary voting authority as outlined above, with respect to the Company's 2003 Annual Meeting of Stockholders, if the Company is not provided notice of a stockholder proposal which has not been timely submitted for inclusion in the Company's proxy statement by January 2, 2003.

OTHER BUSINESS

     As of the date of this proxy statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter for action at the Annual Meeting, other than as set forth herein and in the Notice of Annual Meeting. If any other matters properly come before the meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

                              By Order of the Board of Directors



                              David N. Keys, Secretary

Dated: February 4, 2002

- -------------------------------------------------------------------------------

                         AMERICAN PACIFIC CORPORATION

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS IN CONNECTION WITH
         THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MARCH 12, 2002

 The undersigned hereby appoints John R. Gibson and David N. Keys, and each of them, with full power of substitution and revocation, the attorneys and proxies of the undersigned to attend and vote all shares of Common Stock of American Pacific Corporation that the undersigned would be entitled to vote if then personally present at the Annual Meeting of Stockholders of American Pacific Corporation, a Delaware corporation, to be held on March 12, 2002 at 10:30 a.m., local time, at the Las Vegas Country Club, Rotunda Room, located at 3000 Joe W. Brown Drive, Las Vegas, Nevada, and at any adjournment(s) or postponement(s) thereof, hereby revoking any proxy heretofore given. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, each dated February 4, 2002.

 THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR PROPOSED IN ITEMS NO. 1 AND 2, AND IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

                  (Continued and to be signed on other side)
- --------------------------------------------------------------------------------



- ------------------------------------------------------------------------------------------------------------------------------------
                            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES IN ITEMS NO. 1 AND 2.
                                                                     ---
[X]  Please mark your votes as in this example.
- ------------------------------------------------------------------------------------------------------------------------------------
ITEM  NO. 1:                                                                                      FOR            WITHHOLD AUTHORITY
                                                                                                  ---            ------------------
                                                              CLASS C NOMINEES:                   [_]                   [_]
To elect Fred D. Gibson, Jr. and Victor M. Rosenzweig as      -----------------
Class C Directors, each to hold office until the 2003         FRED D. GIBSON, JR.
Annual Meeting of Stockholders and thereafter until their     VICTOR M. ROSENZWEIG
successors have been duly elected and qualified.              For, all nominees except as noted below:

                                                              ___________________________________________________________________

                                                              ___________________________________________________________________

ITEM  NO. 2:                                                                                      FOR         WITHHOLD AUTHORITY
                                                                                                  ---         --------------------
                                                              CLASS B NOMINEES:                   [_]                 [_]
To elect Jan H. Loeb, Norval F. Pohl, C. Keith Rooker and     -----------------
Jane L. Williams as Class B Directors, each to hold office    JAN H. LOEB
until the 2004 Annual Meeting of Stockholders and             NORVAL F. POHL
thereafter until their successors have been duly elected      C. KEITH ROOKER
and qualified.                                                JANE L. WILLIAMS

                                                               For, all nominees except as noted below:

                                                               _____________________________________________________________________

                                                               _____________________________________________________________________

Mark box at right if address change has been noted below.      [_]
New Address:________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
YOUR VOTE IS IMPORTANT TO US.  PLEASE COMPLETE, DATE AND SIGN THIS  PROXY CARD AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

Signature(s) of Stockholder(s)_____________________________________   ___________________________________ Date:____________________

Note: Please insert the date and sign your name exactly as it appears hereon. If shares are held jointly, each joint owner should sign. Executors, administrators, trustees, guardians, etc., should so indicate when signing. Corporations should sign full corporate name by an authorized officer. Partnerships should sign partnership name by an authorized person.

                                      THIS PROXY CARD IS SOLICITED BY THE BOARD OF DIRECTORS.
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